UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
Form 8-K
__________________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 29, 2025

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500
____________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol            Name of each exchange on which registered:
Common Stock, No Par Value        FBNC                The Nasdaq Global Select Market

First Bancorp
INDEX

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Item 5.07 - Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 - Submission of Matters to a Vote of Security Holders

On April 29, 2025, First Bancorp (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the 11 persons listed below under Proposal 1 to serve as a director of the Company until the 2026 annual meeting; (ii) ratified the appointment of Crowe, LLP as the independent auditors of the Company for 2025; (iii) approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on-Pay”); and (iv) provided an advisory vote that the frequency of future "Say-on-Pay" advisory votes shall be every year.

The following table shows the results of the voting at the annual meeting.

Proposal 1: To elect 11 nominees to the Board of Directors to serve until the 2026 annual meeting of shareholders, or until their successors are elected and qualified
Name of Nominee		Shares Voted "For"	Shares Withheld	Broker Non-Votes
Mary Clara Capel		30,346,998	954,180	4,329,950
James C. Crawford, III		28,547,790	2,753,388	4,329,950
Suzanne S. DeFerie		21,305,801	9,995,377	4,329,950
Abby J. Donnelly		30,656,513	644,665	4,329,950
Michael G. Mayer		30,317,697	983,481	4,329,950
John W. McCauley		30,450,635	850,543	4,329,950
Carlie C. McLamb, Jr.		30,452,209	848,969	4,329,950
Richard H. Moore		30,365,565	935,613	4,329,950
Dexter V. Perry		30,440,636	860,542	4,329,950
O. Temple Sloan, III		30,385,680	915,498	4,329,950
Frederick L. Taylor, II		30,051,500	1,249,678	4,329,950

Proposal 2: To ratify the appointment of Crowe, LLP as the independent auditors of the Company for 2025.
		Shares Voted "For"	Shares Voted "Against"	Shares Abstained
		35,539,821	33,858	57,449

Proposal 3: To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on-Pay”).
	Shares Voted "For"	Shares Voted "Against"	Shares Abstained	Broker Non-Votes
	29,235,792	2,013,234	52,152	4,329,950

Proposal 4: To provide an advisory vote on the frequency of future shareholder “Say-on-Pay” advisory votes.
	One year	Two years	Three years	Shares Abstained
	28,955,004	34,866	2,267,303	44,005

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

Dated: May 1, 2025	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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